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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 19, 2001


                               WEIGH-TRONIX, LLC
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


           333-43390                                      06-1510936
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  (Commission File Number)                  (IRS Employer Identification No.)


              101 DYER STREET, SUITE 300, PROVIDENCE, R.I. 02903
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              (Address of principal executive offices) (Zip code)


                                 (401) 272-4402
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             (Registrant's telephone number, including area code):


                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

On November 19, 2001, the Registrant and the Registrant's bank group executed an amendment and waiver agreement regarding the Amended and Restated Credit Agreement among the Registrant, SWT Finance B.V., Weigh-Tronix Canada, ULC, certain lenders, Lehman Brothers Inc., FleetBoston Robertson Stephens Inc., Lehman Commercial Paper Inc. and Fleet National Bank (the "Senior Credit Agreement"). The amendment and waiver agreement grants the Registrant (i) a waiver of one of the financial covenants at September 30, 2001 contained in the Senior Credit Agreement that was adversely impacted by the sale of the operations and certain assets of Berkel Inc. ("Berkel") and (ii) amendments to the equivalent financial covenant at December 31, 2001 and March 31, 2002 that are projected to be impacted by the sale of Berkel. Following the sale of Berkel, $5.1 million of the sale proceeds was applied against the outstanding balance under the Senior Credit Agreement. The disposal and related debt pay-down worsened the Registrant's leverage ratio. The covenant waiver and amendment relate to the leverage ratios at September 30, 2001, December 31, 2001 and March 31, 2002. The amendment and waiver also includes additional requirements relating to the Registrant's financial reporting and a commitment by the Registrant to deliver an updated business plan and cash-flow forecast to the bank group on or before January 11, 2002. This business plan and cash flow forecast is to be used to re-assess the Registrant's financial and other negative covenants and by February 7, 2002 (the "Reset Date") the Registrant and its lenders must reach agreement on appropriate levels for the Registrant's future financial and other negative covenants. Failure to agree to such amendments to the Registrant's future covenants by the Reset Date will constitute an immediate Event of Default.

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         2.1 Fourth Amendment and Waiver under Amended and Restated Credit Agreement dated as of November 19, 2001 by and among the Registrant, SWT Finance B.V., Weigh-Tronix Canada, ULC, certain guarantors, certain lenders, Lehman Brothers Inc., FleetBoston Robertson Stephens Inc., Lehman Commercial Paper Inc. and Fleet National Bank.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 27, 2001                WEIGH-TRONIX, LLC
                                        (Registrant)

                                        By: /s/ Donald J. MacKenzie
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                                           Donald J. MacKenzie
                                           Vice President and Chief
                                             Financial Officer

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